SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  May 17, 1999
(Date of earliest event reported)

Commission File No.  333-56081


                       Chase Mortgage Finance Corporation
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      Delaware                                           52-1495132
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

343 Thornall Street
Edison, New Jersey                                               08837
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Address of principal executive offices                        (Zip Code)


                                 (732) 205-0600
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events
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                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  20,  1994  issued  by the
      Securities  and  Exchange   Commission  to  Kidder,   Peabody   Acceptance
      Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Lehman Brothers Inc., which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
-------       ---------------------------------

              (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                        Description
-----------------                  -----------

(99)                              Computational Materials
                                  prepared by Lehman Brothers
                                  Inc., in connection with
                                  Chase Mortgage Finance
                                  Corporation, Multi-Class
                                  Mortgage Pass-Through
                                  Certificates, Series 1999-AS2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION

May 25, 1999

                                   By:    /s/ Eileen Lindblom
                                       _________________________________________
                                       Name:   Eileen Lindblom
                                       Title:  Vice President

                              INDEX TO EXHIBITS
                              -----------------

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         -------------

  (99)                  Computational Materials                  (P)
                        prepared by Lehman Brothers Inc.,
                        in connection with Chase
                        Mortgage Finance Corporation,
                        Multi-Class Mortgage Pass-Through
                        Certificates, Series 1999-AS2